UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

DICKIE WALKER MARINE, INC.

(Exact name of registrant specified in charter)

Delaware	000-1138724	33-0931599
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 South Coast Highway

Oceanside CA 92054

(Address of principal executive offices) (Zip Code)

(760) 450-0360

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 13, 2005, Dickie Walker issued a press release announcing it had filed a Form S-4 registration statement with the U.S. Securities and Exchange Commission on May 10, 2005, containing the preliminary proxy statement/prospectus for the previously announced proposed acquisition of Intelligent Energy Holdings Plc. The parties intend to close the proposed transaction in the third quarter of the 2005 calendar year, subject to satisfaction of applicable regulatory requirements, stockholder approvals, and other conditions and pre-conditions to the offer. However, the announcement of the filing does not amount to an announcement by Dickie Walker of a firm intention to make an offer for Intelligent Energy and there is no certainty that an offer will be made.

Where to Find Additional Information

The registration statement on Form S-4 filed by Dickie Walker Marine in connection with the transaction is available at the website of the U.S. Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. DICKIE WALKER AND INTELLIGENT ENERGY SECURITYHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CAREFULLY. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/ PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT DICKIE WALKER, INTELLIGENT ENERGY, THE TRANSACTION AND RELATED MATTERS.

In addition to the registration statement and the proxy statement/prospectus, Dickie Walker files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Dickie Walker at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Investors and securityholders are able to obtain free copies of these documents through the SEC’s website at http://www.sec.gov. Free copies of the proxy statement/prospectus and related documents may also be obtained from Dickie Walker by mailing a request to Dickie Walker Marine, Inc., 1405 South Coast Highway, Oceanside, California 92054, attention: Todd Schmidt, telephone: (760) 450-0360. Dickie Walker’s filings with the SEC are also available to the public on the Dickie Walker website at www.dickiewalker.com or from commercial document retrieval services.

Not an Offer; Limited Jurisdiction

Dickie Walker may not distribute the proxy statement/prospectus to its stockholders and Intelligent Energy Holdings’ securityholders or complete the offer described above until the registration statement filed with the SEC is declared effective. The press release does not constitute an offer to sell any securities described therein and it is not soliciting an offer to buy such securities in any jurisdiction where the offer or sale is not permitted. If an offer is made, the offer will not be made to any shareholders in Canada, Australia and Japan, nor should offer materials be forwarded or transmitted in or into Canada, Australia or Japan.

Forward-Looking Statements

The release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Dickie Walker’s or Intelligent Energy’s or their respective management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future. These statements are based on current estimates and projections about the companies’ respective businesses, which are derived in part on assumptions of management, and are not guarantees of future performance, as such performance is difficult to predict. Such statements include statements regarding the expected retention of the Intelligent Energy management team and the timing of the transaction. It is important to note that Dickie Walker’s and Intelligent Energy’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include risks related to uncertainties in the timing of the regulatory processes upon which the transaction is contingent, failure to adequately address or reconcile all U.S. and U.K. regulatory requirements, and the dilutive effects of subsequent financings or acquisitions. Readers of this release are also referred to Dickie Walker’s previous public filings, available at http://www.sec.gov or upon request from Dickie Walker. Dickie Walker does not intend to update any of these forward-looking statements after the date of this release.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
99.1	Press release issued May 13, 2005 announcing the filing of a registration statement on Form S-4 with the SEC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICKIE WALKER MARINE, INC.

Date: May 13, 2005	By:	/s/ Gerald W. Montiel
Gerald W. Montiel
Chairman, Chief Executive Officer and President
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued May 13, 2005 announcing the filing of a registration statement on Form S-4 with the SEC